UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 4, 2005
                                                           -------------


                            CIRCUIT CITY STORES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

                                    Virginia
                                    --------
                         (State or other jurisdiction of
                         incorporation or organization)


        001-05767                                    54-0493875
        ---------                                    ----------
       (Commission                                (I.R.S. Employer
        File No.)                                Identification No.)


                  9950 Mayland Drive, Richmond, Virginia 23233
                  --------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (804) 527-4000
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                        SECTION 2 - FINANCIAL INFORMATION

Item 2.02. Results of Operations and Financial Condition.

On March 4, 2005, Circuit City Stores, Inc. issued a press release announcing its fourth quarter and fiscal year 2005 sales. The press release is attached as
Exhibit 99.1 to this report.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.  Financial Statements and Exhibits.

      (c)   Exhibits

Exhibit No.       Description of Exhibit
99.1              Press release issued March 4, 2005











                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CIRCUIT CITY STORES, INC.



                                        By:  /s/Philip J. Dunn
                                             ----------------------------------
                                             Philip J. Dunn
                                             Senior Vice President, Treasurer,
                                             Corporate Controller and
                                             Chief Accounting Officer



Date:    March 4, 2005







                                  EXHIBIT INDEX

Exhibit No.       Description of Exhibit
99.1              Press release issued March 4, 2005